Subsequent events	12 Months Ended
Dec. 31, 2020
Disclosure of events after reporting period [Abstract]
Subsequent events	Subsequent events
In January 2021, Euronav took delivery of the first two of four newbuildings, Delos (2021 – 300,200 dwt) and Diodorus (2021 – 300,200 dwt), which have been purchased in February 2020. In February 2021, Euronav took delivery of the third newbuilding, Doris (2021 – 300,200 dwt) and in March 2021, Euronav took delivery of the fourth newbuilding, Dickens (2021 – 300,200 dwt).

On February 3, 2021, Euronav announced it has entered into an agreement for the acquisition through resale of two eco-Suezmax newbuilding contracts. Currently completing construction at the Daehan Shipyard in South Korea, these modern vessels are being acquired for an en-bloc price of $113.0 million. Both vessels are due for delivery in January 2022. The vessels are the latest generation of Suezmax Eco-type tankers. They will be fitted with Exhaust Gas Scrubber technology and Ballast Water Treatment systems. The vessels have the structural notation to be LNG Ready. Euronav is working closely with the shipyard to also have the structural notation to be Ammonia Ready. This provides the option to switch to other fuels at a later stage.

On February 23, 2021, Euronav announced that it has entered into a sale and leaseback agreement for the VLCC Newton (2009 – 307,284) with Taiping & Sinopec Financial Leasing Ltd Co. The vessel was sold for $36.0 million. The Company will record a capital gain of approximately $1.2 million in the first quarter of 2021 upon delivery to their new owners on February 22, 2021. Euronav has leased back the vessel under a 36 months bareboat contract at an average rate of $22,500 per day. At the end of the bareboat contract, the vessel will be redelivered to its owners.

On March 26, 2021, the Supervisory Board proposed the Annual Shareholders' meeting be held on May 20, 2021, to approve a full year dividend for 2020 of $1.40 per share. Taking into account the interim dividends paid based on the Group’s policy to return 80% of the net income to shareholders , no closing dividend will be paid.